Non-Financial Risk Management	12 Months Ended
Dec. 31, 2020
Text Block [abstract]
Non-Financial Risk Management
5.
NON-FINANCIAL
RISK MANAGEMENT
B.
Capital Management
The Board’s policy is to secure the Group as a going concern and finance its long-term growth. In addition to the analysis provided in liquidity risk above, Management also received a strategic order of 10,000 vehicles from UPS which need to be delivered over the next 5 years.
The Group is exposed to the following
non-financial
risks:

1.	Operational risk

2.	Compliance risk

3.	Legal risk

4.	Risk due to the COVID-19 pandemic

5.	Risk due to Brexit
Operational risk
Operational risk is the risk derived from the weakness of information technology systems and controls as well as the risk from human error and natural disaster. This risk is limited through continuous evaluation and upgrade of the current systems and controls.
Compliance risk
Compliance risk is the risk of financial loss, including fines and other penalties, which arises from non-compliance
with the laws and regulations in the countries we operate. This risk is limited due to the supervision exercised by the Legal Officer as well as by the processes and procedures applied by the Group.

Legal risk

Legal risk is the risk of financial loss, the discontinuation of the operations of companies of the Group and the Group or any other negative situation arising from the possibility of non-execution
or violation of legal contracts resulting in lawsuits. This risk is limited as the only significant contracts the Group has are the lease contracts (see note 15).
Risk due to
COVID-19
pandemic
The
COVID-19
pandemic has created considerable macro-economic uncertainty for all sectors. The immediate risk to the Group is limited due to our ability, in general, to work remotely or to continue on site in a controlled fashion for critical engineering work. Our Health and Safety team is continuously evaluating the situation as it evolves and adjust our response accordingly in the event that this risk profile changes.
Furthermore, an analysis was made to assess the impact of
COVID-19
on the most significant balance items of our Group:

•
Capitalised development costs – These assets are in relation to projects that will deliver value via electric vehicle production and services for these vehicles starting in 2022. We do not consider that there is any impairment as 1) this extends into the period during which the pandemic is likely to have ended, 2) we anticipate that demand for Arrival’s electric vehicles to be largely unimpacted by the pandemic.

•
The Group’s
right-of-use
assets for leased property is not impacted by
COVID-19
as we continue to plan to build micro-factories in these locations. As the activities of the Group has continued to grow over 2020 this required us to lease additional premises in UK, USA, Russia, Lithuania, Israel and Germany. As the real estate market has been impacted by
COVID-19,
this presented us with the opportunity to enter into favourable lease agreements.

Brexit
On January 31, 2020, the United Kingdom left the European Union with transition arrangements in place until December 31, 2020. This arrangement allowed continued trading on EU terms through 2020. As from January1, 2021, the UK and the EU have entered into a Trade and Cooperation Agreement, which allows companies to continue their trading between the UK and the EU without major disruptions. It has been agreed that neither side will charge taxes or duties on goods crossing boarders. In addition, a set of rules has been agreed to ensure that one country or group of countries does not have an unfair advantage over another.
As a business with global manufacturing locations, Arrival does not have a significant reliance on UK/EU trade and it has not been directly impacted by the new rules.